Exhibit 99.1

Beneficial Mutual Bancorp, Inc. (MHC)
NASDAQ: BNCL
February 9, 2009
May 22, 2008

Safe Harbor Statement
This presentation may contain projections and other “forwardlooking statements” within the meaning of the federal securities laws.
These statements are not historical facts, rather statements based on the current expectations of Beneficial Mutual Bancorp, Inc. (the “Company”)
regarding its business strategies, intended results and future performance. Forward-looking statements are preceded by terms suchas “expects,” “believes,” “anticipates,” “intends” and similar expressions.

Management’s ability to predict results or the effect of future plansor strategies is inherently uncertain. Factors that could affect actual results include interest rate trends, the general economic climate in the market area in which the Company operates, as well as nationwide, the
Company’s ability to control costs and expenses, competitive productsand pricing, loan delinquency rates, changes in federal and statelegislation and regulation and other factors that may be described in theCompany’s filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and Quarterly Reports onForm 10-Q and other required filings. These factors should be considered in evaluating the forward-looking statements and undue reliance should not be placed on such statements. The Company assumes no obligation to update any forward-looking statements.

This presentation includes interim and unaudited financials, which are subject to further review by the Company’s independent accountants.

Company Profile
Beneficial Mutual Bancorp, Inc.
. Holding Company for Beneficial Bank
 Founded in 1853
 Oldest and largest bank headquartered in Philadelphia
 72 branches

 40 in Pennsylvania
 32 in New Jersey
. IPO Date: July 2007
. Ticker: BNCL
. Website: www.thebeneficial.com
. Acquired FMS Financial Corp. in July 2007

. 5th largest publicly traded MHC in U.S.
 Market Cap.: $838 million
 Average Daily Volume: 144,695 shares
 Assets: $4.0 billion
 Deposits: $2.7 billion
 Loans: $2.4 billion

Branch Map

Management Team
Name Position Financial
Services
Experience
. Gerard Cuddy Chief Executive Officer 27 Years
. Joseph Conners Chief Financial Officer 31 Years
. Drew Miller EVP – Lending 36 Years
. Denise Kassekert EVP – Retail 28 Years
. Robert Bush EVP – Insurance & Advisory 28 Years

Organizational Additions
Name Position Most Recently With:
. Rob Maines Risk Management Accume / B of A
. Jim Quinlan Wealth Management Smart & Associates
. Sharon Hammel Retail Market Executive Commerce Bank
. Carl Needles Retail Market Executive Sovereign Bank
. Joanne Ryder Marketing Commerce Bank
. John Hall Government Banking Commerce Bank
. Ed Dixon Commercial Lender Bancorp Bank
. Andy Niesen Commercial Lender RBA Capital
. Tim Merrell Cash Management Commerce Bank

Total Assets
Total Assets ($mm)
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,333 $2,392 $2,300 $3,558 $4,002
2004 2005 2006 2007 2008

Credit Culture
. Disciplined underwriting through all credit cycles
. No subprime lending
. Portfolio lender
. Diverse portfolio

 Commercial
 Consumer
 Residential

. In-market lender and local decision maker
. Proactive portfolio management

8

Loans
Loans ($mm)
$1,733 $1,689 $2,121 $2,425 $1,575
$0 $500 $1,000 $1,500 $2,000 $2,500
2004 2005 2006 2007 2008

Loan Mix
CRE 32.8%
1 -4 family 22.7%
Home Equity 18.5%
C&I 6.5%
Consumer 19.5%
December 31, 2007
December 31, 2008
Consumer 18.0%
C&I 13.3%
Home Equity 15.0%
1 -4 family 21.0%
CRE 32.6%

Credit Quality
Non-Performing Assets / Total Assets
2.00% 1.60% 1.20% 1.00% 0.80% 0.35% 0.40% 0.16% 0.14% 0.15% 0.15% 0.00%
2003 2004 2005 2006 2007 2008

Loan Loss Reserves / Gross Loans
1.60% 1.40% 1.20% 1.00% 0.80% 1.09% 0.99% 1.03% 1.10% 1.52% 1.13%
2003 2004 2005 2006 2007 2008

Deposits
Total Deposits ($mm)
$3,000 $2,500 $2,000 $1,500 $1,000 $500 $0

$1,598 $1,655 $1,678 $2,465 $2,742
2004 2005 2006 2007 2008

Deposit Mix
December 31, 2007
Interest Checking 15.8%
Time 42.3%
Savings and Money Market 32.1%
Non-Interest Bearing DDA 9.8%
December 31, 2008
Savings and Money Market 33.9%
Non-Interest Bearing DDA 8.3%
Time 38.0%
Interest Checking 19.9%

Substantial Capital
Capital ($mm)
$650
$619
$611
$600
$550
$500
$480 $475
$450
$400
$350
$300
$270 $278
$258
$250
$258 $270 $269 $272
$200
2003 2004 2005 2006 2007 2008
$280
Total Equity
Tangible Equity

Insurance
. Beneficial Insurance Services, LLC
. Acquired Paul Hertel & Co. and CLA Agency, Inc.
. >$100 million in premium volume
. Top ten “Up and Coming” bank-owned agencies

. (The Bank Insurance Market Research Group)

. Experienced and innovative management team
. Diverse lines of business, products and insurance providers
 Commercial Property & Casualty
 Health, Life and Employee Benefits
 Professional Liability
 Personal Lines for High Net Worth Individuals
. Niche marketer with exclusive programs

Wealth Management
. Beneficial Advisors, LLC
. New management with successful track record
. Grew from 3 to 10 advisors in 2008
. Client centered and solution driven sales process

. Life events approach

. Open architecture investment management platform
. Independent non-biased product offerings

. Scalable model incorporating web-based paperless office technology

Historical Income Statement
(Dollar Values in Thousands)
Net Interest Income $66,137 $65,728 $64,430 $84,120 $114,011
Provision (2,400) (1,703) (1,575) (2,470) (18,901)
Non-Interest Income 3,168 10,862 10,531 13,372 23,604
Non-Interest Expense (50,577) (56,961) (59,439) (101,032) (98,303)
Pre-Tax Earnings 16,328 17,926 13,947 (6,010) 20,411
Tax Expense (4,704) (4,728) (2,322) 4,465 (3,865)
Reported Net Income $11,624 $13,198 $11,625 ($1,545) $16,546
Adjustment for Charitable Foundation Expense (After Tax) 6,495
Adjustment for Reduction In Force (After Tax) 2,539
Pension Curtailment for Defined Benefit Plan (After Tax) (4,738)
Adjusted Net Income $11,624 $13,198 $11,625 $7,489 $11,808
Adjusted ROAA 0.51% 0.56% 0.49% 0.26% 0.31%

Year Ended
2004 2005 2006 2007 2008

Historical Performance Ratios
Net Interest Margin
BNCL

3.60%
Peers * 3.30%
3.21% 3.17% 3.09% 3.40% 3.20% 2.87% 3.00% 2.67% 3.03%
2.60% 2.80% 2.90% 2.78% 2.44% 2.40% 2.20% 2.00%
2004 2005 2006 2007 2008
Non-Interest Income / Average Assets
BNCL
Peers *
0.80% 0.70% 0.63% 0.60% 0.44% 0.47% 0.50% 0.49% 0.50% 0.58% 0.40% 0.46% 0.46% 0.30% 0.45% 0.20% 0.10% 0.14% 0.00%
2004 2005 2006 2007 2008
Non-Interest Expense / Average Assets
BNCL
4.00%
Peers * 3.48%
+
3.50% 3.00% 2.40% 2.52% 2.60% 2.50% 2.22% 2.00% 1.50%
1.70% 1.73% 1.67% 1.63% 1.77% 1.00%
2004 2005 2006 2007 2008
 (*) Peer group includes ISBC, TRST, DCOM, FFIC, WSFS, PBNY, KRNY, PVSA, OCFC(+) NIE / AA includes one-time costs associated with 2007 company transition Source: SNL Financial

Peer Comparison
Tangible Equity / Tangible Assets Total Risk-Based Capital Ratio
19.1% 12.29% 13.6% 7.19%
BNCL Peers
BNCL Peers
(*) Peer group includes ISBC, TRST, DCOM, FFIC, WSFS, PBNY, KRNY, PVSA, OCFC Source: SNL Financial

*) Peer group includes ISBC, TRST, DCOM, FFIC, WSFS, PBNY, KRNY, PVSA, OCFC
Source: SNL Financial
NPAs / Assets Reserves / Loans
NPAs + 90+Delinq/ Equity + Reserves
9.39% 11.60%
BNCL Peers
1.52% 0.70%
BNCL Peers
1.00% 0.92%
BNCL Peers

Price /
Fully-Total Conv. Core Div.
Assets TBV TBV Assets Deposits Deposits Revenue Yield
Company St. Ticker ($mm) (%) (%) (%) (%) (%) (x) (%)
TFS Financial Corporation (MHC) OH TFSL 10,876 214 88 35.1 46.0 57.7 14.2 2.29
Capitol Federal Financial (MHC) KS CFFN 8,157 346 107 38.1 80.4 98.3 17.4 4.77
Northwest Bancorp, Inc. (MHC) PA NWSB 6,930 209 95 13.1 18.1 20.1 3.5 4.69
Investors Bancorp, Inc. (MHC) NJ ISBC 7,184 144 81 15.1 25.6 33.3 NM 0.00
Kearny Financial Corp. (MHC) NJ KRNY 2,055 202 86 38.4 58.5 70.2 15.1 1.77
Waterstone Financial, Inc. (MHC) WI WSBF 1,898 54 40 4.8 7.8 7.8 2.0 0.00
ViewPoint Financial Group (MHC) TX VPFG 1,989 189 95 18.9 27.7 28.3 4.7 2.12
Rockville Financial, Inc. (MHC) CT RCKB 1,503 140 81 13.7 20.7 24.7 6.1 1.81
Oritani Financial Corp. (MHC) NJ ORIT 1,655 214 88 32.0 60.2 75.1 12.5 0.00
HIGH 10,876 346 107 38.4 80.4 98.3 17.4 4.77
LOW 1,503 54 40 4.8 7.8 7.8 2.0 0.00
MEAN 4,694 190 84 23.3 38.3 46.2 9.4 1.94
MEDIAN 2,055 202 88 18.9 27.7 33.3 9.3 1.81
Beneficial Mutual Bancorp, Inc. (MHC) BNCL 4,002 168 93 20.0 29.2 35.9 5.8 0.00
Pricing data as of February 5, 2009Source: SNL Financial

Stock Price Performance
Since BNCL IPO
130% 120% 110% 100% 90% 80% 70% 60% 50% 40% 30% 20%
07/07 09/07 11/07 01/08 03/08 05/08 07/08 09/08 11/08 01/09
BNCL SNL Thrift MHC Index SNL Mid Cap Bank & Thrift Index

As of February 5, 2009Source: SNL Financial

2009 Priorities
. Capital Allocation
. Continued fundamental organic growth
. Opportunistic acquisitions
. Insurance and Wealth Management
. Deposit market share
. Risk management
. New management
. New Chief Credit Officer
. Risk-based pricing
. Niche marketing
. Government Banking
. Solar Lending
. Penetration of customer base